Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
Note 16. Income Taxes
The Company’s (loss) income before taxes consists of only domestic operations. The details of the Company’s income tax (benefit) expense for the years ended December 31, 2021, 2020 and 2019 are as follows (in thousands):

	2021	2020	2019
Current:
Federal	$—	$—	$—
State	128	251	14

Total current	128	251	14

Deferred:
Federal	(60,002)	3,514	(30,305)
State	(11,086)	(1,700)	(13,728)

Total deferred	(71,088)	1,814	(44,033)

Total income tax (benefit) expense	$(70,960)	$2,065	$(44,019)

The effective tax rate for the years ended December 31, 2021, 2020 and 2019 was 8.3%, (62.5)% and 113.8%, respectively. The Company’s effective income tax rate varies from the federal statutory rate due to various items, such as state income taxes, valuation allowances and nondeductible items such as interest expense on redeemable preferred stock, fair value adjustments related to liability-classified share-based instruments and impairment charges. The differences between the federal tax rate and the Company’s effective tax rate for the years ended December 31, 2021, 2020 and 2019 are as follows (in thousands):

	2021		2020		2019
Federal income tax benefit at statutory rate	$(179,128)	21.0%	$(694)	21.0%	$(8,121)	21.0%
State income tax (benefit) expense, net of federal tax benefit	(25,814)	3.0%	1,248	(37.8)%	(3,741)	9.7%
Change in state tax rate	34	—%	(2,551)	77.1%	(1,197)	3.1%
Prior period adjustments and other	1,515	(0.2)%	(105)	3.2%	(51)	—%
Valuation allowance	35,731	(4.2)%	(981)	29.7%	(34,943)	90.4%
Interest expense on redeemable preferred stock	2,118	(0.2)%	3,997	(120.9)%	3,257	(8.4)%
Changes in fair value of warrant liability and contingent common shares liability	(41,524)	4.9%	—	—%	—	—%
Goodwill and intangible asset impairment charges	132,447	(15.5)%	—	—%	—	—%
Other permanent differences, net	3,661	(0.5)%	1,151	(34.8)%	777	(2.0)%

Total income tax (benefit) expense	$(70,960)	8.3%	$2,065	(62.5)%	$(44,019)	113.8%

Deferred income taxes have been provided on temporary differences, which consist of the following at December 31, 2021 and 2020 (in thousands):

	2021	2020
Deferred income tax assets:
Accrued liabilities	$10,420	$14,423
Provision for bad debt	12,530	16,472
Operating lease liabilities	74,115	75,141
Acquisition and transaction costs	3,770	4,262
Net operating losses	82,304	54,655
Interest expense	33,163	21,903
Other deferred tax assets	4,798	4,205

Total gross deferred income tax assets	221,100	191,061
Valuation allowance	(58,312)	(22,581)

Total gross deferred income tax assets, net of valuation allowance	162,788	168,480
Deferred income tax liabilities:
Goodwill	26,563	36,374
Trade name/trademark	114,451	179,503
Operating right-of-use assets	63,252	63,531
Depreciation	22,089	24,188
Other deferred tax liabilities	3,892	3,431

Total gross deferred income tax liabilities	230,247	307,027

Net deferred income tax liabilities	$67,459	$138,547

Deferred tax assets include federal net operating losses of $237.3 million and $153.3 million at December 31, 2021 and 2020, respectively, and state net operating losses of $577.3 million and $440.5 million at December 31, 2021 and 2020, respectively. Deferred tax assets are expected to be used in the reduction of taxable earnings of future tax years unless it is determined they are more likely than not to be realized based on the weight of available evidence. The earliest net operating loss will expire by statute in 2022 for state net operating losses, and in 2036 for federal net operating losses.
In evaluating the Company’s ability to recover deferred income tax assets, all available positive and negative evidence is considered, including scheduled reversal of deferred tax liabilities, operating results and forecasts of future taxable income in each of the jurisdictions in which the Company operates. As of December 31, 2021, the Company determined that a significant portion of its federal and state net operating loss carryforwards with definite carryforward periods and certain deferred tax assets are not more likely than not to be realized based on the weight of available evidence. As a result, the Company recorded an increase of $22.5 million to its valuation allowance related to federal net operating loss carryforwards and an increase of $13.3 million to its valuation allowance related to state net operating loss carryforwards and certain deferred tax assets. These amounts were recorded during the year ended December 31, 2021 in income tax (benefit) expense in the consolidated statement of operations.
For the year ended December 31, 2019, the Company reached the conclusion that it was appropriate to release its valuation allowance related to a significant portion of its federal and state deferred tax assets due to the expectation of current and future taxable income, which is partly attributable to interest limitation addbacks. As a result of the release, the Company’s valuation allowance related to federal net operating loss carryforwards decreased approximately $26.0 million, and the Company’s valuation allowance related to state net operating loss carryforwards and state credits decreased approximately $8.9 million. For the year ended December 31, 2020, the Company reached the conclusion that it was more likely than not that the Company’s federal and certain state deferred income tax assets were expected to be realized, and the Company maintained a valuation allowance mainly related to certain state net operating losses.
The Company is routinely audited by the tax authorities in various U.S. states and is currently not subject to examination. The statute remains open for most state jurisdictions for periods beginning in 2017. For federal tax purposes, tax years through 2017 are closed for examination by the Internal Revenue Service. Any interest and penalties related to the tax uncertainties are recorded in income tax expense.
As reflected in the following table (in thousands), the Company had an uncertain tax position related to the tax treatment of tenant improvement allowances. Due to the Company’s net operating loss position, there were no accrued interest and penalties related to the unrecognized tax benefits in any year. Our gross unrecognized tax benefits were reduced by $3.0 million during the year ended December 31, 2021 due to tax filings. Of the gross unrecognized tax benefits, none were recognized as liabilities in the consolidated balance sheets in any year due to tax attribute carryforwards available to offset a potential tax liability.

	2021	2020	2019
Balance at beginning of period	$3,027	$2,341	$884
Increases for positions taken during the year	—	686	1,457
Decreases for positions taken in prior years	(3,027)	—	—

Balance at end of period	$—	$3,027	$2,341